SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 23, 1998

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

          Connecticut                 001-13135             06-1475343
        (State or other              (Commission          (IRS Employer
 jurisdiction of incorporation)      File Number         Identification No.)

           One State Street, Hartford, Connecticut     06102-5024
           (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code - (860-722-1866)


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Item 5.  Other Events

On July 23, 1998, the Company issued a press release announcing the election of a new director. Included herewith as Exhibit 99 is the Company's press release related to this announcement and such information is incorporated herein by reference.


Item 7.  Exhibits.

99. The Company's press release dated July 23, 1998.


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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     HSB Group, Inc.


Dated:  July 23, 1998                                /s/ R. Kevin Price
                                                     R. Kevin Price
                                                     Senior Vice President and
                                                     Corporate Secretary